                                237 Via Vera Cruz
                          San Marcos, California 92069


                                 PROXY STATEMENT
                                 MARCH 25, 2004

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amistar Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held Wednesday, May 5, 2004 at 10:00 A.M., local time, at the Company headquarters in San Marcos, California, and at any adjournments or adjournments thereof.

At the Annual Meeting, the shareholders of the Company (the "Shareholders") will be asked to elect six Directors. All proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting will be voted. Any proxy given by a Shareholder may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it, by a duly executed proxy bearing a later date, or by the Shareholder attending the Annual Meeting and expressing a desire to vote his or her shares in person. It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to the Shareholders on or about April 5, 2004.

The Board of Directors has fixed the close of business on March 15, 2004 as the record date for the determination of Shareholders entitled to vote at the Annual Meeting and any adjournment thereof. At the close of business on the record date there were outstanding 3,080,544 shares of common stock of the Company (the "Common Stock"). The shares of Common Stock vote as a single class. Holders of shares of Common Stock on the record date are entitled to one vote for each share held (unless there is cumulative voting, as described below). The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.

In the event that, prior to the election of Directors, a Shareholder has given notice at the Annual Meeting of such Shareholder's intention to cumulate votes (i.e. to cast for any one or more candidates a number of votes for each share equal to the number of Directors to be elected) and the names of such candidate or candidates have been placed in nomination, then in electing Directors all Shareholders may cumulate their votes for candidates in nomination. Otherwise, no Shareholder shall be entitled to cumulate votes. The Company has not been advised that any Shareholder intends to give notice of intention to nominate a Director or to cumulate votes for Directors. In the event the Directors are to be elected by cumulative voting, the persons named in the accompanying form of proxy will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate. Whether or not there is cumulative voting, the six candidates receiving the highest number of affirmative votes will be elected. Votes against a candidate and votes withheld have no legal effect.

If a choice is specified in the proxy as to the manner in which it is to be voted, the persons acting under the proxy will vote the shares of Common Stock represented thereby in accordance with such choice. If no choice is specified, the shares of Common Stock will be voted "FOR" the Directors nominated. In matters other than the election of Directors, under California law abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved. For purposes of SEC Rule 16b-3, however, abstentions are treated as votes against the proposal while broker non-votes are not counted.

In the event that sufficient votes in favor of the proposal are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons named in the proxies will vote in favor of such adjournment or adjournments.

The cost of preparing, assembling, printing and mailing the Proxy Statement, the Notice and the enclosed proxy form and the cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. The Company will request banks, brokers, dealers and voting trustees or other nominees to solicit their customers who are beneficial owners of shares listed of record in names of nominees, and will reimburse them for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals on account of such activities.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

NOMINEES
--------

The Bylaws of the Company presently provide that the authorized number of Directors shall be no less than five and no more than nine and that the exact number of Directors shall be fixed from time to time by the Board of Directors. At present, the Board has fixed the number of Directors at six.

At the Annual Meeting, six Directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified. The Board of Directors intends to nominate the six persons named below for election as Directors. Each nominee is a member of the Company's Board of Directors, has consented to being named in this proxy statement and has agreed to serve as a director if elected. Unless otherwise instructed, the proxy holders intend to vote the shares of Common Stock represented by the proxies to cause the election of these nominees.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director. No nominee has any family relationship with any other nominee or with any of our executive officers.

INFORMATION CONCERNING NOMINEES

The nominees are listed below, together with their ages, positions and offices with the Company.


                  Name           Age                            Title
      ------------------------- --------- ------------------------------------------

      Stuart C. Baker              72     Chairman of the Board and President
      Dr. Sanford B. Ehrlich       52     Director*
      William W. Holl              73     Secretary, Treasurer and Director
      Gordon S. Marshall           84     Director*, Compensation Committee Chair
      Carl C. Roecks               70     Director
      Howard C. White              63     Director*, Audit Committee Chair

(*) Member of the audit and compensation committees


MR. BAKER, a founder of the Company, has served the Company as a Director and President since its inception in 1971 and as its Chairman of the Board since 1993.

DR. EHRLICH, appointed Director in 2000, has held the position of Associate Professor of Management at the College of Business Administration at San Diego State University, and as the Executive Director of the school's Entrepreneurial Management Center since 1997. Dr. Ehrlich holds a Directorship at Deep Sky Software, Inc. In addition, Dr. Ehrlich also provides management consulting services.

MR. HOLL, a founder of the Company, has served the Company as Director, Secretary and Treasurer since its inception in 1971 and as Chief Financial Officer from 1978 through 2001. In 2001, Mr. Holl retired and serves the Company on a part-time basis.

MR. MARSHALL a director of the Company since 1974, has served the Company as the Chairman of the Board from 1974 to 1993. Mr. Marshall was the founder and former Chairman of the Board of Marshall Industries, an electronics distribution company that was acquired by Avnet Electronics Marketing in 1999.

MR. ROECKS, a director and a founder of the Company, has served the Company in various engineering and management capacities since its inception in 1971. Since 1989, Mr. Roecks has been retired and serves the Company on a part-time basis.

MR. WHITE, appointed Director in 2000, was employed at Arthur Andersen from 1964 until 1991. Mr. White was formerly a partner in charge of the Metropolitan Southern California Region Accounting and Audit Practice and worldwide managing director of finance with Andersen Worldwide. Mr. White has held the position of President of White & White LLC, a financial and business consulting services company, since 1997. Mr. White serves as an independent director and is the designated "financial expert" on the Company's audit committee.

Director Attendance At Board and Shareholder Meetings and Other Matters
-----------------------------------------------------------------------

The Board of Directors held four meetings during the fiscal year ended December 31, 2003. During the year, all directors attended 75% or more of the total number of Board of Directors' meetings and the total number of meetings held by all committees of the Board of Directors on which each director served.


At the annual meeting of shareholders held May 7, 2003, two Directors attended. The Company's policy is to encourage Directors to attend.

The Company will be in compliance with the independence standards for the Board of Directors, as set forth in the SEC and NASDAQ rules by the deadline of July 31, 2005 for small business issuers. The Company plans to meet the requirements of Regulation S-B to file as a small business issuer and will file its annual and quarterly reports for the 2004 fiscal year on Form 10-KSB and Form 10-QSB.

Audit Committee
---------------

In fiscal 2003, the Audit Committee consisted of Howard C. White, Sanford B. Ehrlich and Gordon S. Marshall. The Audit Committee met five times in fiscal 2003. The Audit Committee oversees the Company's auditing procedures, receives and accepts the reports of our independent certified accountants, oversees the Company's internal systems of accounting and management controls and makes recommendations to the Board of Directors concerning the appointment of its auditors. The Audit Committee adopted a written charter in 2000 and it was included as an appendix to the Company's Proxy Statement for the 2001 Annual Stockholders Meeting and is once again included in Apendix A of this report as required . The Board of Directors has determined that Mr. White is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

Compensation Committee
----------------------

In fiscal 2003, the Compensation committee consisted of Gordon S. Marshall, Sanford B. Ehrlich and Howard C. White. The Compensation Committee met one time in fiscal 2003. The Compensation committee (i) makes recommendations to the board of directors regarding executive compensation policies, (ii) evaluates the performance of the chief executive officer and other senior officers and (iii) makes recommendations concerning salary, bonus and stock options to be awarded to these officers. No member of the compensation committee has a relationship that would constitute an interlocking relationship with the executive officers or directors of another entity.

Board Nomination
----------------

The Board does not have a formal policy for selection of nominees. The Audit Committee members make recommendations based on the best interests of the Company. The Board has not utilized any third parties in the selection of nominees. No candidates have been nomimated during 2003 by a stockholder holding 5% or more the Company's stock.

Recommendation
--------------

The Company's Board of Directors believes that the election of each of the nominees is in the Company's best interests and the best interests of the Company's shareholders and unanimously recommends a vote "FOR" the election of each of the nominees Proxies will be voted for the slate of nominees, unless specifically indicated otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company's Common Stock owned on March 19, 2004 by each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, by each of the Company's directors, executive officers, and by all directors and executive officers as a group.


  Directors, Officers                              Shares Directly and
  and 5% Shareholders                            Beneficially Owned (1)               Percent
  -------------------                            ----------------------               -------
Gordon S. Marshall (A)                                    649,900                       20.7%
  237 Via Vera Cruz
  San Marcos, CA 92069

Stuart C. Baker (A)                                       409,800  (2)                  13.0%
  237 Via Vera Cruz
  San Marcos, CA 92069

Carl C. Roecks (A)                                        202,700  (3)                   6.4%
  237 Via Vera Cruz
  San Marcos, CA 92069

William W. Holl (A)                                       150,000  (4)                   4.8%
  237 Via Vera Cruz
  San Marcos, CA 92069

Daniel C. Finn (A)                                         33,750                        1.1%
  237 Via Vera Cruz
  San Marcos, CA 92069

Harry A. Munn (A)                                          16,250                           *
  237 Via Vera Cruz
  San Marcos, CA  92069

Gregory D. Leiser (A)                                      15,050                           *
  237 Via Vera Cruz
  San Marcos, CA 92069

Tod N. Kilgore (A)                                         11,250                           *
  237 Via Vera Cruz
  San Marcos, CA 92069

Howard C. White (A)                                         3,000                           *
  237 Via Vera Cruz
  San Marcos, CA  92069

Dr. Sanford B. Ehrlich (A)                                  1,000                           *
  237 Via Vera Cruz
  San Marcos, CA  92069

  (A) All directors and officers as a group             1,492,700                       47.5%
    *-Less than 1% of the outstanding common stock.

Mr. Finn, Mr. Kilgore, Mr. Leiser and Mr. Munn had incentive stock options for 23,750, 11,250, 13,750 and 13,750 shares of the Company's stock, exercisable as of March 19, 2004, respectively.

The numbers and percentages shown include the shares of Common Stock actually and beneficially owned as of March 19, 2004 and the shares of Common Stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of March 19, 2004, upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

1) Except as indicated in other notes to this table, each shareholder listed has sole voting and dispositive power with respect to the shares beneficially owned, subject to applicable community property laws.

2) Represents shares held by the Baker Family Trust dated January 16, 1985 for which Mr. Baker and his wife are co-trustees.

3) Represents shares held by the Roecks Family Trust dated June 7, 1984 for which Mr. Roecks and his wife are co-trustees.

4) Represents shares held by the Holl Trust dated September 24, 1998 for which Mr. Holl and his wife are co-trustees.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning cash compensation paid or accrued for services rendered during the year ended December 31, 2003 to each of the directors and executive officers of the Company.

Remuneration of Directors
-------------------------

Each non-employee director of the Company receives compensation of $2,500 per quarter and reimbursement of expenses incurred in serving as a director.

I.  SUMMARY COMPENSATION TABLE

THE PURPOSE OF THIS TABLE IS TO SET FORTH IN SPECIFIC COLUMNAR FORM THE TOTAL ANNUAL COMPENSATION OF THE CEO/PRESIDENT AND THE OTHER FOUR MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS WHOSE SALARY AND BONUSES EXCEEDED $100,000 FOR FISCAL 2003. THE COMPANY HAS NOT GRANTED RESTRICTED STOCK OR STOCK APPRECIATION RIGHTS TO ANY OF THE PERSONS LISTED BELOW DURING THE PAST THREE FISCAL YEARS.

-------------------------------------------------------------------------------------------------------------------
                                                                  Annual                        Long-Term
                                                               Compensation                   Compensation
-------------------------------------------------------------------------------------------------------------------
                                                                                                        Underlying
                                                                                      Other Annual    Options/ SAR's
Name and Principal Position                  Year    Salary ($)       Bonus ($)(1)  Compensation (2)   Securities #
-------------------------------------------------------------------------------------------------------------------
Stuart C. Baker                              2003     143,320              0            7,200              0
President                                    2002     146,423              0            7,200              0
                                             2001     147,290              0            7,200              0

Daniel C. Finn                               2003     128,988              0           11,070         15,000
VP & GM AIA Division                         2002     131,781              0           11,153              0
                                             2001     129,190              0           11,080              0

Tod N. Kilgore                               2003     128,988              0            9,270          5,000
VP Marketing / Sales-AMS division            2002     131,780              0            9,353              0
                                             2001     129,185              0            9,280              0

Harry A. Munn                                2003     129,943              0           11,003         15,000
VP & GM AMS Division                         2002     132,757              0           10,945              0
                                             2001     131,900              0           11,160              0

Gregory D. Leiser                            2003     105,101              0            3,153         15,000
VP Finance/CFO                               2002     107,377              0            3,221              0
                                             2001     105,260              0            3,040              0
-------------------------------------------------------------------------------------------------------------------
(1) Bonuses are shown in the year paid and are based on the prior year's performance.
(2) Includes a car allowance for each named individual (except Gregory Leiser), plus the Company's matching contributions to the Company's 401-K Plan.

INFORMATION ON EXECUTIVE OFFICERS NOT LISTED IN INFORMATION ON DIRECTORS
------------------------------------------------------------------------

Mr. Finn, aged 47, has served the Company since 1979, as Vice-President Operations from 1999 to 2001 and as Vice-President and General Manager - AIA Division since 2002.

Mr. Kilgore, aged 46, has served the Company as Vice-President Sales and Marketing-AMS Division since 1999. Prior to joining the Company, Mr. Kilgore held the position of Branch Manager with Marshall Industries since 1992.

Mr. Munn, aged 53, has served the Company since 1985, as Vice-President Marketing and Sales from 1997 to 2001 and as Vice-President and General Manager
- AMS Division since 2002.

Mr. Leiser, aged 47, has served the Company since 1995, as Vice-President Finance since 1999 and as Chief Financial Officer since 2001.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Report of the Audit Committee
-----------------------------

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2003.

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with BDO Seidman, LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEE, which relates to the accountant's independence from the Company, and has discussed with BDO Seidman, LLP their independence from the Company. Based upon the Committee's review and discussions concerning the Company's audited financial statements, the Committee recommends that the audited financial statements for the year ended December 31, 2003, be included in the Company's annual report.

                               Audit Committee


                               Howard C. White, Chairman, "Audit Committee
                                                          financial expert"
                               Sanford B. Ehrlich
                               Gordon S. Marshall


Report of the Compensation Committee
------------------------------------

The Committee, which determines and administers the compensation of the Company's executive officers, endeavors to ensure that the compensation program for executive officers is effective in attracting and retaining the key executives responsible for the success of the corporation.

The Committee takes into account various indicators of corporate and individual performance in determining the level of the CEO's and executive's compensation. Corporate indicators considered by the Committee include net income, earnings per share and return on equity. The Committee also must establish base salaries of the President and other executive officers at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position.

The Committee may also grant stock options to executive officers and key employees. The Committee did not recommend a change in the President/CEO's compensation during 2003.


                               Compensation Committee


                               Gordon S. Marshall, Chairman
                               Sanford B. Ehrlich
                               Howard C. White

INDEPENDENT AUDITORS
--------------------

Auditor Attendance At Annual Meeting
------------------------------------

Representatives of BDO Seidman LLP are expected to be present at the meeting and will be given an opportunity to make a statement and respond to questions regarding BDO Seidman's audit of the Company's financial statements and records for the fiscal year ended December 31, 2003.

Audit Fees
----------

The aggregate fees incurred to BDO Seidman, LLP (2003) and KPMG LLP (2002) for professional services rendered in connection with the audit of the Company's financial statements for the years ended December 31, 2003 and December 31, 2002 and reviews of the Company's condensed financial statements included in its Quarterly Reports on Form 10-Q during fiscal year 2003 and fiscal 2002, were $61,250 and $89,300, respectively.

Audit Related Fees
------------------

There were no fees incurred to BDO Seidman, LLP or KPMG LLP for audit related services during fiscal 2003 and fiscal 2002.

Tax Fees
--------

The aggregate fees incurred to KPMG LLP for tax compliance services during fiscal 2002 were $33,049.

All Other Fees
--------------

There were no other fees paid to BDO Seidman, LLP or KPMG LLP during fiscal 2003 and fiscal 2002.

The Audit Committee has determined that the rendering of non-audit services by BDO Seidman ,LLP or KPMG LLP is compatible with maintaining the auditor's independence.

Audit Committee Approval Process
--------------------------------

All audit and non-audit services provided to the Company are approved by the Audit Committee in advance of the services being rendered. The Audit Committee evaluates whether the services are in compliance with auditor independence requirements.

100% of the services described above were approved by the Audit Committee.


II. OPTION/SAR GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------------------------------------
                   (a)              (b)            (c)              (d)         (e)               (f)          (g)           (h)
------------------------------------------------------------------------------------------------------------------------------------
                   Name           Number of    % of Total        Exercise    Expiration         (5%)($)       10%($)      Grant Date
                                 Securities      Option/          or Base       Date                                       Present
                                 Underlying       SAR's         Price ($/Sh)                                                Value $
                                  Options/      Granted to
                                   SAR's         Employees
                                Granted (#)    in Fiscal Year
------------------------------------------------------------------------------------------------------------------------------------
Stuart C. Baker  President               -             -              -                 -              -            -          -
------------------------------------------------------------------------------------------------------------------------------------
Daniel C. Finn  VP & GM
AIA Division                        15,000            17%           0.81        2/27/2008        $ 3,357      $ 7,418        $ -
------------------------------------------------------------------------------------------------------------------------------------
Tod N. Kilgore  VP
Marketing & Sales-AMS                5,000             6%           0.81        2/27/2008        $ 1,119      $ 2,473        $ -
------------------------------------------------------------------------------------------------------------------------------------
Gregory D. Leiser VP
Finance/CFO                         15,000            17%           0.81        2/27/2008        $ 3,357      $ 7,418        $ -
------------------------------------------------------------------------------------------------------------------------------------
Harry A. Munn VP & GM
AMS Division                        15,000            17%           0.81        2/27/2008        $ 3,357      $ 7,418        $ -
------------------------------------------------------------------------------------------------------------------------------------

III.     OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

THIS TABLE SETS FORTH INFORMATION ON THOSE INDIVIDUALS NAMED IN TABLE I AS TO
THE OPTIONS EXERCISED DURING THE YEAR AND THE STATUS OF OUTSTANDING OPTIONS AT
YEAR-END.

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value
-------------------------------------------------------------------------------------------------------------------------------
            (a)                   (b)                      (c)                       (d)                        (e)
                                                                                                             Value of
                                                                                   Number of                Unexercised
                                                                                  Unexercised               In-the-Money
                                                                                  Options/SARs              Options/SARs
                            Shares Acquired               Value                    At FY-End                at FY-End ($)
                              Exercise                  Realized                  Exercisable/              Exercisable/
            Name                (#)                       ($)                    Unexercisable             Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Stuart C. Baker                  0                         0                             0                        $0
President
-------------------------------------------------------------------------------------------------------------------------------
Daniel C. Finn                   0                         0                       30,000/15,000            $20,950/$21,450
VP & GM AIA Division
-------------------------------------------------------------------------------------------------------------------------------
Tod N. Kilgore                   0                         0                       30,000/ 5,000            $12,200/ $7,150
VP Marketing & Sales-AMS
Division
-------------------------------------------------------------------------------------------------------------------------------
Harry A. Munn                    0                         0                       20,000/15,000            $11,050/$21,450
VP & GM AMS Division
-------------------------------------------------------------------------------------------------------------------------------
Gregory D. Leiser                0                         0                       20,000/15,000            $11,050/$21,450
VP Finance/CFO
-------------------------------------------------------------------------------------------------------------------------------

IV. CORPORATE COMPARISON

THE PURPOSE OF THIS TABLE IS TO COMPARE THE PERFORMANCE OF THE COMPANY'S STOCK AGAINST THE NASDAQ STOCK MARKET TOTAL RETURN INDEX (TRI). TOTAL RETURN INCLUDES STOCK APPRECIATION/DEPRECIATION PLUS DIVIDENDS. THE CHART ASSUMES $100 WAS INVESTED 5 YEARS AGO. THE TRI IS THE AVERAGE TOTAL RETURN OF ALL U.S. COMPANIES TRADED OVER THE NASDAQ STOCK MARKET.


                            [PERFORMANCE GRAPH HERE]


                                                                   NASDAQ
                                          NASDAQ U.S.          NON-FINANCIAL
                      AMISTAR             ALL SECTORS             SECTORS
                   -------------         -------------         -------------
      1998         $     100.00          $     100.00          $     100.00
      1999         $      84.50          $     185.46          $     196.12
      2000         $     131.50          $     111.65          $     114.31
      2001         $      62.50          $      88.58          $      87.35
      2002         $      36.00          $      61.23          $      57.14
      2003         $     112.00          $      91.75          $      87.74

SAVINGS AND RETIREMENT PLAN
---------------------------

The Company maintains the Amistar Corporation Saving and Retirement Plan (the "Retirement Plan"), which is a tax-qualified plan under the Internal Revenue Code (the "Code"). All employees (including officers of the Company) are eligible to participate in the Retirement Plan following the completion of ninety days of service. The Retirement Plan has been amended, effective February 14, 2002, so that participants may make contributions up to the limits allowable by the Internal Revenue Code. The maximum amount of contributions made by certain highly compensated employees may be limited to a lower percentage of their compensation, depending upon the amount of contributions by other employees under the Section 401(k) provisions of the Retirement Plan. The Company is obligated to make a matching contribution to the Retirement Plan equal to 50% of the first 6% of compensation contributed by each participant. The Company will be entitled to a deduction for federal income tax purposes equal to the amount of the Company's matching contributions. Participants are always fully vested in all of their contributions to the Retirement Plan (and in the earnings on such contributions), and participants attain a vested right to the Company's matching contributions made on their behalf to the Retirement Plan (and the earnings thereon) at the rate of 20% for each full year of service after one year until such participants are fully vested after six full years of service.

STOCK OPTION PLAN
-----------------

In 1994, the Company's Board of Directors and common shareholders approved the 1994 Employee Stock Option Plan. The Plan allows for grants of options to purchase up to 310,000 shares of authorized but un-issued common stock. As of December 31, 2003, options to purchase 70,500 shares were available to be granted in the plan. Stock options are granted with an exercise price equal to the stock's fair market value, generally vest over four years from the date of grant, and expire five years after the date of grant.

The following table reflects the exercise prices of options outstanding, of which 145,250 were exercisable as of December 31, 2003:


                                  EXERCISE
                     SHARES         PRICE
              ----------------------------
                      6,000         $2.69
                      8,000         $2.31
                     67,000         $2.13
                     65,750         $1.25
                      3,000         $0.98
                     83,000         $0.81
              --------------
                    232,750
              ==============

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

The following table provides information as of December 31, 2003 with respect to shares of Common Stock that may be issued under the Company's existing equity compensation plan. The existing equity compensation plan has been approved by the Company's shareholders.


-------------------------------- ------------------------------ ------------------------------ ------------------------------
                                              (a)                            (b)                           (c)
-------------------------------- ------------------------------ ------------------------------ ------------------------------
                                                                                                   Number of securities
                                                                                                  remaining available for
                                  Number of securities to be                                   future issuance under equity
                                    issued upon exercise of       Weighted-average exercise         compensation plans
                                     outstanding options,           price of outstanding           (excluding securities
         Plan Category                warrants and rights       options, warrants and rights     reflected in column (a))
-------------------------------- ------------------------------ ------------------------------ ------------------------------
   Equity compensation plans
approved by security holders(1)             232,750                         $1.42                         70,500
-------------------------------- ------------------------------ ------------------------------ ------------------------------

(1)  Consists of the 1994 Employee Stock Option Plan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

During fiscal 2003, the Compensation Committee consisted of Gordon S. Marshall, Sanford B. Ehrlich and Howard C. White and those directors currently serve as the members of the Compensation Committee. None of the members of the Compensation Committee serves as an officer or employee of the Company during the past fiscal year and there were no compensation committee interlocks with other companies within the meaning of the Securities and Exchange Commission's rules during the past fiscal year.

BONUS PLAN
----------

On August 7, 1997, the Compensation Committee of the Board of Directors adopted a bonus plan for executives of the Company effective with years beginning January 1, 1997. The plan provides that bonuses will be paid to certain executives of the Company based on a formula of after tax profits which exceed an 8% return on equity, weighted 70% on the current year and 30% on the prior year. The bonus is calculated as a percentage of salary which equals 3, 4, or 5 times the percentage of after tax profits which exceeds an 8% return on equity, weighted 70% on the current year's performance and 30% on the prior year's performance. All executive officers participate in the plan. No bonuses were accrued or paid for each of the years ended December 31, 2003 and 2002.

CHANGE IN INDEPENDENT ACCOUNTANTS
---------------------------------

On April 1, 2003, the Company's audit committee, as affirmed by the board of directors, dismissed KPMG, LLP ("KPMG") as the Company's independent auditors for the year ending December 31, 2003, and appointed BDO Seidman, LLP as the Company's independent auditors.

The decision to change auditors was the result of the Company's ongoing efforts to reduce expenses.

KPMG's reports on the Company's financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2002 and 2001, and through the subsequent period ended March 26, 2003, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's financial statements for such years.

During the fiscal years ended December 31, 2002 and 2001, and through the subsequent period ended March 31, 2003, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing disclosure and KPMG has indicated that it agreed with the statements in the disclosure.

Neither the Company nor anyone engaged on its behalf has consulted with BDO Seidman, LLP during the Company's two most recently completed fiscal years or during its current fiscal year with regard to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) or Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Exchange Act requires "insiders," including the Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission and NASDAQ, and to furnish the Company with copies of all Section 16(a) forms they file. To the best of our knowledge, based solely on our review of the copies of such forms received by the Company, or written representations from reporting persons that no Form 4s or Form 5s were required for those persons, the Company believes that the insiders have complied with all applicable Section 16(a) filing requirements during fiscal 2003.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD
-----------------------------------------

Any communications from shareholders to the Board must be addressed in writing and mailed to the attention of Chairman, Amistar Corporation 237 Via Vera Cruz, San Marcos, CA 92069. Written communications from shareholders will be provided to the Board as according to the judgement of the Chairman.

CORPORATE GOVERNANCE
--------------------

The Company has adopted a code of ethics for senior financial managers, which can be found in a section titled "corporate governance" located in the "investor relations" section of the Company's website at www.amistar.com.

SHAREHOLDER PROPOSALS
---------------------

Shareholder proposals complying with the applicable rules under the Securities and Exchange Act of 1934 intended to be presented at the Annual Meeting of Shareholders of the Company to be held on the first Wednesday in May 2005 must be received by the Company by February 2, 2005 to be eligible for inclusion in the Company's proxy materials for such meeting. Such proposals should be directed to the attention of the Secretary, Amistar Corporation, 237 Via Vera Cruz, San Marcos, CA 92069. If a shareholder notifies the Company in writing prior to February 2, 2005, that he or she intends to present a proposal at the Company's 2005 Annual Meeting of Shareholders, the proxy holders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder's proposal and the proxy holder's intentions with respect to the proposal. If the shareholder does not notify the Company by such date, the proxy holders may exercise their discretionary voting authority with respect to the proposal without inclusion of such discussion in the proxy statement.

ANNUAL REPORT AND FORM 10-K
---------------------------

A copy of the Company's 2003 annual report is being mailed to each shareholder of record together with this proxy statement. The 2003 annual report includes the Company's audited financial statements for the fiscal year ended December 31, 2003. The Company's annual report on Form 10-K includes these financial statements as well as more detailed information about the Company and its operations.

COPIES OF THE ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT: 760 471-1700. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE THRU A LINK TO EDGAR ONLINE AT WWW.AMISTAR.COM.

OTHER BUSINESS
--------------

The Company is not aware of any other business to be presented at the Annual Meeting. All shares of Common Stock represented by proxies will be voted in favor of the proposals of the Company unless otherwise indicated on the form of proxy. If any other matters come before the meeting, proxy holders will vote thereon according to their best judgment.


                                              By Order of the Board of Directors


                                               By /s/ William W. Holl
                                              -----------------------

                                              William W. Holl
                                              Secretary



San Marcos, California
March 26, 2004

APPENDIX 1

AUDIT COMMITTEE CHARTER ADOPTED IN 2000
---------------------------------------

1. MEMBERS. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. ("NASD") definition of "independence."

Each member of Amistar Corporation's audit committee must be financially literate and one member of the audit committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

2. PURPOSES, DUTIES, AND RESPONSIBILITIES. The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting, and financial practices of Amistar Corporation and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of Amistar Corporation and its subsidiaries. Specifically, the Audit Committee shall:

         2.1 Recommend to the Board of Directors, and evaluate, the firm of independent certified public accounts to be appointed as auditors of Amistar Corporation, which firm shall be accountable ultimately to the Board of Directors through the Audit Committee.

         2.2 Review with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

         2.3 Review the written statement from the outside auditor of Amistar Corporation concerning any relationships between the auditor and Amistar Corporation or any other relationships that may affect adversely the independence of the auditor and assess the independence of the outside auditor as required under Independent Standard Boards Standard No. 1.

         2.4 Review and discuss with management and the independent auditors the financial statements of Amistar Corporation, including an analysis of the auditors' judgment as to the quality of Amistar Corporation's accounting principles.

         2.5 Review the adequacy of Amistar Corporation's internal controls.

         2.6 Review significant changes in the accounting policies of Amistar Corporation and accounting and financial reporting proposals that may have a significant impact on Amistar Corporation's financial reports.

         2.7 Review material pending legal proceedings involving Amistar Corporation and other contingent liabilities.

         2.8 Review the adequacy of the Audit Committee Charter on an annual basis.

----------------------------------

3. MEETINGS. The Audit committee shall meet as often as may be deemed necessary or appropriate in its judgment, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditors at least annually. The Audit Committee may create subcommittees who shall report to the Audit Committee. The Audit Committee shall report to the full Board of Directors with respect to its meetings. The majority of the members of the Audit Committee shall constitute a quorum.